BORROWINGS	12 Months Ended
Dec. 31, 2022
BORROWINGS
BORROWINGS

14.BORROWINGS

Borrowings consist of the following:

	At December 31
In thousands of USD	2021	2022
Convertible debt(1)	29,460	29,805
Total	29,460	29,805

(1)

The Group issued a US$30 million promissory note on July 23, 2021. The promissory note is non-secured, bears an annual interest rate of 8%, matures on July 23, 2023 and provides the holder an option to convert all or any portion of the note into the Group’s ordinary shares at US$0.0632 per share at any time from the issuance of the note to the second anniversary of the date of issuance. Approximately US$683,000 was recognized as an equity component. The unamortized discount as of December 31, 2021 and 2022 was approximately US$524,000 and US$195,000.